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                                                                   EXHIBIT 10.24

        FIRST AMENDMENT TO EMPLOYMENT AGREEMENT DATED NOVEMBER 5, 1992
                                   BETWEEN
              AMERICA'S FAVORITE CHICKEN COMPANY (THE "COMPANY")
                                     AND
                         DICK R. HOLBROOK ("EMPLOYEE")

     WHEREAS, the Company and Employee entered into an Employment Agreement dated November 5, 1992 (the "Employment Agreement") governing the terms and conditions of Employee's employment with the Company; and

     WHEREAS, the Company and Employee desire to amend certain provisions of the Employment Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1. Section 1 of the Employment Agreement is hereby deleted in its entirety and the following new Section 1 is inserted in lieu thereof:

          1.   Term of Agreement.
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               (a) The initial term of this Agreement and Employee's employment hereunder shall continue through and including November 5, 1995.

               (b) The extended term of this Agreement and Employee's employment hereunder shall commence as of November 5, 1995 (the "Amendment Date") and, unless earlier terminated pursuant to Section 9 hereof, shall continue for a period of three (3) years (the "Term"). The Term of this Agreement and Employee's employment hereunder will automatically be extended for an additional one year following the expiration of each year of employment hereunder (the "Renewal Date"), without further action by Employee or the Company unless written notice not to renew for an additional one year period is given by either the Company or Employee to the other not less than one-year prior to the Renewal Date. In the event a notice not to renew is given by one party to the other as provided in the immediately preceding sentence, then the automatic extension of the Term shall thereafter no longer be of any further force or effect; and in the event such notice not to renew is given by the Company to Employee, Employee may, at his option, terminate this Agreement and his employment hereunder at any time during the remaining Term hereof and receive the severance benefits set forth in Sections 9.03 and 9.05 of this Agreement.

     2. Section 2.01 of the Employment Agreement is hereby deleted in its entirety and the following new Section 2.01 is inserted in lieu thereof:
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          2.01 Position. Employee shall serve as President and Chief Operating
               --------
     Officer of the Company and shall perform such duties consistent with his position as may be assigned to him from time to time by the Board of Directors of the Company.

     3. Section 3 of the Employment Agreement is hereby deleted in its entirety and the following new Section 3 is inserted in lieu thereof:

          3.   Base Salary.
               ------------

          Beginning on the Amendment Date and continuing during the term hereof, the Company shall pay Employee, in equal installments no less frequently than monthly, a base salary at the rate of no less than Three Hundred Thousand Dollars (U.S.$300,000.00) per annum. Employee's base salary shall be reviewed by the Board of Directors of the Company on an annual basis.

     4. Section 22 of the Employment Agreement is hereby amended by deleting the address for notice to the Company set forth therein and inserting the following address in lieu thereof:

               America's Favorite Chicken Company
               Six Concourse Parkway
               Suite 1700
               Atlanta, Georgia 30328-5346

     5. The Employment Agreement, as amended hereby, is hereby reaffirmed and restated herein by the undersigned, and said Employment Agreement is hereby incorporated herein by reference as fully as if set forth in its entirety in this First Amendment.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed and Employee has hereunto set his hand this 4th day of December, 1995, as of
                                            ---
November 5, 1995.

                              COMPANY:

                              AMERICA'S FAVORITE CHICKEN COMPANY

                              By: /s/ Frank J. Belatti
                                 _________________________________
                                 Frank J. Belatti, Chief Executive
                                 Officer

                              EMPLOYEE:

                               /s/ Dick R. Holbrook
                              ____________________________________
                              DICK R. HOLBROOK